       As filed with the Securities and Exchange Commission on February 18, 2000
                                                      Registration No. 333-95605
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         _____________________________
                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                         _____________________________
                                  Tularik Inc.
             (Exact name of registrant as specified in its charter)
                         _____________________________

        Delaware                          Two Corporate Drive                                           94-3148800
  (State of Incorporation)         South San Francisco, California 94080                 (I.R.S. Employer Identification No.)
                                                (650) 825-7000
                               (Address and telephone number of principal executive offices)

                       ________________________________
                               David V. Goeddel
                            Chief Executive Officer
                                 Tularik Inc.
                              Two Corporate Drive
                     South San Francisco, California 94080
                                (650) 825-7000
                       ________________________________
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                             ____________________
                                   Copies to:
                         Suzanne Sawochka Hooper, Esq.
                          Stephen N. Rosenfield, Esq.
                              Cooley Godward, LLP
                               5 Palo Alto Square
                              3000 El Camino Real
                          Palo Alto, California 94306
                                 (650) 843-5000
                             ____________________

Approximate date of proposed sale to the public: As soon as practicable after the Registration Statement becomes effective.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), check the following box.[_]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[_]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement number for the same offering.[_]

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering.[X]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box.[_]

                                Expanatory Note

    The purpose of this post-effective Amendment No. 1 to the Registration Statement is to file a corrected Exhibit 5.1 to the Registration Statement.

Item 8.  EXHIBITS

 Exhibit
  Number
  ------

    3.1*   Amended and Restated Certificate of Incorporation.
    3.2*   Amended and Restated Bylaws.
    4.1*   Specimen Common Stock Certificate.
    5.1    Opinion of Cooley Godward LLP.
   23.1**  Consent of Ernst & Young LLP, Independent Auditors.
   23.2 Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1. 24.1** Power of Attorney. Reference is made to the Signature Page.
   99.1*   1991 Equity Incentive Plan.
   99.2*   1997 Equity Incentive Plan.
   99.3*   1997 Non-Employee Directors' Stock Option Plan.
   99.4**  Amplicon Corp. Stock Option Plan.
   99.5**  Tularik Matching Plan.
   99.6*   1999 Employee Stock Purchase Plan.

______________________
* Filed as an exhibit to the Company's Registration Statement on Form S-1 (No. 333-89177), as amended through the date hereof, and incorporated herein by reference.

** Filed as an exhibit to the Company's Registration Statement on Form S-8 (No. 333-95605) and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this post-effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South San Francisco, State of California, on the 18th day of February, 2000.

                                   TULARIK INC.

                                   By: /s/ Corinne H. Lyle
                                       -----------------------------
                                           Corinne H. Lyle
                                         Chief Financial Officer


     In accordance with the requirements of the Securities Act of 1933, as amended, this post-effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

               Signature                                        Title                                 Date
                   *                             Chief Executive Officer and Director         February 18, 2000
----------------------------------------            (Principal Executive Officer)
     David V. Goeddel

     /s/ Corinne H. Lyle                        Chief Financial Officer                       February 18, 2000
----------------------------------------      (Principal Finance and Accounting Officer)
     Corinne H. Lyle

                   *                                           Director                       February 18, 2000
----------------------------------------
     A. Grant Heidrich, III

                   *                                           Director                       February 18, 2000
----------------------------------------
     Mark J. Levin

                   *                                           Director                       February 18, 2000
----------------------------------------
     Paul A. Marks

                   *                                           Director                       February 18, 2000
----------------------------------------
     Edward R. McCracken

                   *                                           Director                       February 18, 2000
----------------------------------------
     Steven L. McKnight

                   *                                           Director                       February 18, 2000
----------------------------------------
     Peter J. Sjostrand

   * By /s/ Corinne H. Lyle
----------------------------------------
     Attorney-in-fact

                                 EXHIBIT INDEX

  Exhibit
  Number
  -------

   3.1*     Amended and Restated Certificate of Incorporation.
   3.2*     Amended and Restated Bylaws.
   4.1*     Specimen Common Stock Certificate.
   5.1      Opinion of Cooley Godward LLP.
  23.1**    Consent of Ernst & Young LLP, Independent Auditors.
  23.2      Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.
  24.1**    Power of Attorney.  Reference is made to the Signature Page.
  99.1*     1991 Equity Incentive Plan.
  99.2*     1997 Equity Incentive Plan.
  99.3*     1997 Non-Employee Directors' Stock Option Plan.
  99.4**    Amplicon Corp. Stock Option Plan.
  99.5**    Tularik Matching Plan.
  99.6*     1999 Employee Stock Purchase Plan.

_______________________
* Filed as an exhibit to the Company's Registration Statement on Form S-1 (No. 333-89177), as amended through the date hereof, and incorporated herein by reference.

** Filed as an exhibit to the Company's Registration Statement on Form S-8 (No. 333-95605) and incorporated herein by reference.